Exhibit 99.1

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

TRANSACTION DESCRIPTION FOR THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

On June 7, 2010, certain indirect wholly owned subsidiaries of Penn Virginia Corporation (the “Company”) sold 8,827,429 common units representing its 22.6% limited partner interests in Penn Virginia GP Holdings, L.P. (“PVG”) in a secondary public offering for proceeds of approximately $139 million, net of offering costs (the “Offering”). In a related transaction also occurring on June 7, 2010, the Company disposed of a wholly-owned subsidiary that held the sole non-economic general partner interest in PVG and thereby relinquished control of PVG (the “GP Disposition” and together with the Offering, the “PVG Transaction”). The PVG Transaction represents the final portion of the divestiture of the Company’s interests in PVG. The Company will recognize a gain on the disposition of its interests in PVG resulting from the PVG Transaction and will deconsolidate the financial position and results of operations of PVG from its consolidated financial statements.

The following unaudited pro forma condensed consolidated financial statements and accompanying notes present the financial statements of the Company assuming the PVG Transaction occurred as of March 31, 2010 with respect to the balance sheet and as of January 1, 2007 with respect to the statements of income for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	As of March 31, 2010
	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents	$279,220	$111,151	(a)	$390,371
Other current assets	175,838	(73,095	)(b)	102,743

Total current assets	455,058	38,056		493,114
Property and equipment, net	2,388,649	(866,279	)(c)	1,522,370
Other assets	236,274	(205,999	)(c)	30,275

Total assets	$3,079,981	$(1,034,222)		$2,045,759

Liabilities and shareholders’ equity
Current liabilities	$255,582	$(57,480	)(d)	$198,102
Long-term debt of Penn Virginia Resource Partners, L.P.	618,100	(618,100	)(c)	—
Long-term debt of Penn Virginia Corporation	500,537	—		500,537
Other liabilities	336,012	(27,371	)(c)	308,641

Total liabilities	1,710,231	(702,951)		1,007,280
Shareholders’ equity:
Common stock and additional paid-in capital	659,415	—		659,415
Retained earnings	330,205	50,896	(e)	381,101
Other	(2,037)	—		(2,037)

Total Penn Virginia Corporation shareholders’ equity	987,583	50,896		1,038,479
Noncontrolling interests of subsidiaries	382,167	(382,167	)(e)	—

Total shareholders’ equity	1,369,750	(331,271)		1,038,479

Total liabilities and shareholders’ equity	$3,079,981	$(1,034,222)		$2,045,759

See accompanying notes to unaudited pro forma condensed consolidated financial statements

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended March 31, 2010
	Historical	Pro Forma Adjustments		Pro Forma
Revenues
Natural gas, crude oil and natural gas liquids (NGLs)	$66,700	$—		$66,700
Natural gas midstream	151,764	(151,764	)(f)	—
Coal royalties	28,226	(28,226	)(f)	—
Other	8,821	(7,643	)(f)	1,178

Total revenues	255,511	(187,633)		67,878

Expenses
Cost of midstream gas purchased	123,660	(123,660	)(f)	—
Operating	20,521	(8,553	)(f)	11,968
Exploration	6,029	—		6,029
Taxes other than income	6,848	(1,518	)(f)	5,330
General and administrative	23,291	(9,326	)(f)	13,965
Depreciation, depletion and amortization	47,574	(17,545	)(f)	30,029
Loss on sale of assets	465	—		465

Total expenses	228,388	(160,602)		67,786

Operating income	27,123	(27,031)		92

Other income (expense)
Interest expense	(19,506)	5,835	(f)	(13,671)
Derivatives and other	23,882	7,241	(f)	31,123

Income before income taxes and noncontrolling interests	31,499	(13,955)		17,544
Income tax expense	(8,559)	1,781	(g)	(6,778)

Net income	22,940	(12,174)		10,766
Less net income attributable to noncontrolling interests	(9,346)	9,346	(h)	—

Income attributable to Penn Virginia Corporation	$13,594	$(2,828)		$10,766

Earnings per share - basic and diluted:

Basic	$0.30			$0.24
Diluted	$0.30			$0.24

Weighted average shares outstanding, basic	45,465			45,465
Weighted average shares outstanding, diluted	45,761			45,761

See accompanying notes to unaudited pro forma condensed consolidated financial statements

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Year Ended December 31, 2009
	Historical	Pro Forma Adjustments		Pro Forma
Revenues
Natural gas, crude oil and natural gas liquids (NGLs)	$228,659	$—		$228,659
Natural gas midstream	428,016	(428,016	)(f)	—
Coal royalties	120,435	(120,435	)(f)	—
Other	38,027	(31,480	)(f)	6,547

Total revenues	815,137	(579,931)		235,206

Expenses
Cost of midstream gas purchased	333,854	(333,854	)(f)	—
Operating	86,766	(31,067	)(f)	55,699
Exploration	57,754	—		57,754
Taxes other than income	22,073	(4,794	)(f)	17,279
General and administrative	80,000	(32,545	)(f)	47,455
Depreciation, depletion and amortization	223,367	(69,016	)(f)	154,351
Impairments and loss on sale of assets	109,525	(1,511	)(f)	108,014

Total expenses	913,339	(472,787)		440,552

Operating loss	(98,202)	(107,144)		(205,346)

Other income (expense)
Interest expense	(68,884)	24,653	(f)	(44,231)
Derivatives and other	14,466	18,361	(f)	32,827

Loss before income taxes and noncontrolling interests	(152,620)	(64,130)		(216,750)
Income tax benefit	75,252	10,642	(g)	85,894

Net loss	(77,368)	(53,488)		(130,856)
Less net income attributable to noncontrolling interests	(37,275)	37,275	(h)	—

Loss attributable to Penn Virginia Corporation	$(114,643)	$(16,213)		$(130,856)

Loss per share - basic and diluted:
Basic	$(2.62)			$(2.99)
Diluted	$(2.62)			$(2.99)

Weighted average shares outstanding, basic	43,811			43,811
Weighted average shares outstanding, diluted	43,811			43,811

See accompanying notes to unaudited pro forma condensed consolidated financial statements

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Year Ended December 31, 2008
	Historical	Pro Forma Adjustments		Pro Forma
Revenues
Natural gas, crude oil and natural gas liquids (NGLs)	$436,622	$—		$436,622
Natural gas midstream	589,783	(589,783	)(f)	—
Coal royalties	122,834	(122,834	)(f)	—
Other	71,612	(38,744	)(f)	32,868

Total revenues	1,220,851	(751,361)		469,490

Expenses
Cost of midstream gas purchased	484,621	(484,621	)(f)	—
Operating	89,891	(30,367	)(f)	59,524
Exploration	42,436	—		42,436
Taxes other than income	28,586	(4,258	)(f)	24,328
General and administrative	74,494	(28,976	)(f)	45,518
Depreciation, depletion and amortization	192,236	(56,549	)(f)	135,687
Impairments	51,764	(31,801	)(f)	19,963

Total expenses	964,028	(636,572)		327,456

Operating income	256,823	(114,789)		142,034

Other income (expense)
Interest expense	(49,299)	24,672	(f)	(24,627)
Derivatives and other	45,916	(14,098	)(f)	31,818

Income before income taxes and noncontrolling interests	253,440	(104,215)		149,225
Income tax expense	(71,920)	16,314	(g)	(55,606)

Net income	181,520	(87,901)		93,619
Less net income attributable to noncontrolling interests	(60,436)	60,436	(h)	—

Income attributable to Penn Virginia Corporation	$121,084	$(27,465)		$93,619

Earnings per share - basic and diluted:

Basic	$2.89			$2.24
Diluted	$2.87			$2.23

Weighted average shares outstanding, basic	41,760			41,760
Weighted average shares outstanding, diluted	42,031			42,031

See accompanying notes to unaudited pro forma condensed consolidated financial statements

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Year Ended December 31, 2007
	Historical	Pro Forma Adjustments		Pro Forma
Revenues
Natural gas, crude oil and natural gas liquids (NGLs)	$290,286	$—		$290,286
Natural gas midstream	433,174	(433,174	)(f)	—
Coal royalties	94,140	(94,140	)(f)	—
Other	35,350	(22,131	)(f)	13,219

Total revenues	852,950	(549,445)		303,505

Expenses
Cost of midstream gas purchased	343,293	(343,293	)(f)	—
Operating	67,610	(20,964	)(f)	46,646
Exploration	28,608	—		28,608
Taxes other than income	21,723	(3,040	)(f)	18,683
General and administrative	66,983	(25,393	)(f)	41,590
Depreciation, depletion and amortization	129,523	(41,512	)(f)	88,011
Impairments	2,586	—		2,586

Total expenses	660,326	(434,202)		226,124

Operating income	192,624	(115,243)		77,381

Other income (expense)
Interest expense	(37,851)	17,338	(f)	(20,513)
Derivatives and other	(43,631)	43,329	(f)	(302)

Income before income taxes and noncontrolling interests	111,142	(54,576)		56,566
Income tax expense	(30,332)	9,103	(g)	(21,229)

Net income	80,810	(45,473)		35,337
Less net income attributable to noncontrolling interests	(30,319)	30,319	(h)	—

Income attributable to Penn Virginia Corporation	$50,491	$(15,154)		$35,337

Earnings per share - basic and diluted:

Basic	$1.32			$0.93
Diluted	$1.31			$0.92

Weighted average shares outstanding, basic	38,061			38,061
Weighted average shares outstanding, diluted	38,358			38,358

See accompanying notes to unaudited pro forma condensed consolidated financial statements

PENN VIRGINIA CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements and explanatory notes present the financial statements of Penn Virginia Corporation and subsidiaries (the “Company”) assuming the PVG Transaction, as described in the Transaction Description preceding these pro forma financial statements, occurred as of March 31, 2010 with respect to the balance sheet and as of January 1, 2007 with respect to the statements of income for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to represent what the financial position or results of operations of the Company would have been had the PVG Transaction occurred on the dates noted above, or to project the financial position or results of operations of the Company for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. The pro forma adjustments are directly attributable to the PVG Transaction and are expected to have a continuing impact on the results of operations of the Company. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial statements have been made.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and notes included in its Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2010.

The following are descriptions of the columns included in the accompanying unaudited pro forma condensed consolidated financial statements:

Historical – Represents the historical condensed consolidated balance sheet of the Company as of March 31, 2010 and the historical condensed consolidated statements of income of the Company for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

Pro Forma Adjustments – Represents the adjustments to the historical condensed consolidated financial statements required to derive the pro forma financial position of the Company as of March 31, 2010, assuming the PVG Transaction occurred as of March 31, 2010 and the pro forma results of operations of the Company for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007, assuming the PVG Transaction occurred as of January 1, 2007.

2.	Pro Forma Adjustments

Condensed Consolidated Balance Sheet

(a)	To record $139,120 of net cash proceeds received from the PVG Transaction (see (e) below) less $27,969 of cash balances attributable to PVG to be eliminated in connection with the related deconsolidation of PVG.

(b)	To eliminate other current assets attributable to PVG and to convert $5,073 of intercompany accounts receivable from PVG to trade accounts receivable in connection with the deconsolidation of PVG.

(c)	To eliminate the assets and liabilities attributable to PVG in connection with the deconsolidation of PVG.

(d)	To (i) record an income tax liability of $27,405 payable in connection with the gain on the PVG Transaction (see (e) below), (ii) convert $625 of intercompany accounts payable to PVG to trade accounts payable and (iii) eliminate $85,510 of current liabilities attributable to PVG in connection with the deconsolidation of PVG.

(e)	To record the gain on the PVG Transaction, net of taxes, as provided below, including the elimination of noncontrolling interests in PVG.

Cash proceeds, net of offering costs (8,827,429 units x $15.76 per unit)	$139,120
Carrying value of noncontrolling interests in PVG	382,167

$521,287
Carrying value of PVG assets and liabilities	(442,986)

Gain on disposition of PVG, before income taxes	$78,301
Tax at statutory rate of 35%	(27,405)

Net gain on disposition of PVG	$50,896

Condensed Consolidated Statements of Income

(f)	To eliminate the revenues and expenses attributable to the results of operations of PVG in connection with the deconsolidation of PVG.

(g)	To eliminate the income taxes attributable to the results of operations of PVG, net of noncontrolling interests, at the effective rates in effect for the historical periods. As the Company owned less than 100% of PVG during the historical periods, the effective tax rates were based on the Company’s consolidated pre-tax income less noncontrolling interests attributable to PVG.

(h)	To eliminate the deduction for net income attributable to noncontrolling interests which is associated with the noncontrolling interests in PVG.